UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported: April 14, 2005

                                EATON CORPORATION
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Ohio                       1-1396                     34-0196300
-----------------------------      --------------            -------------------
(State or other jurisdiction        (Commission               (I.R.S. Employer
      of incorporation)             File Number)             Identification No.)


            Eaton Center
           Cleveland, Ohio                                   44114
-----------------------------------------                 ------------
(Address of principal executive offices)                   (Zip Code)

                                 (216) 523-5000
             ------------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information
---------------------------------
Item 2.02 Results of Operations and Financial Condition

On April 14, 2005, Eaton Corporation issued a press release announcing financial results for the quarter ended March 31, 2005. A copy of this press release is attached hereto as Exhibit 99.

Section 9 - Financial Statements and Exhibits
---------------------------------------------
Item 9.01 Financial Statements and Exhibits

(c) Exhibits:

99 Press release for first quarter 2005, furnished herewith.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Eaton Corporation

                                           /s/ R.H. Fearon
Date: April 14, 2005                       ------------------------------------
                                           R.H. Fearon
                                           Executive Vice President -
                                           Chief Financial and Planning Officer